STONE RIDGE TRUST V

STONE RIDGE ALTERNATIVE LENDING RISK PREMIUM FUND

SUPPLEMENT DATED JULY 20, 2020

TO

PROSPECTUS

DATED

JULY 1, 2020

Reverse Share Split

On July 7, 2020, the Board of Trustees of Stone Ridge Trust V approved a 1-for-5 reverse share split for the Stone Ridge Alternative Lending Risk Premium Fund (the “Fund”). The reverse share split is scheduled to occur after the market close on August 28, 2020, with shares being offered on a split-adjusted basis beginning on August 31, 2020. Shareholders of record in the Fund at the close of business on August 28, 2020 will participate in the reverse share split. As a result of the reverse share split, every five (5) of the Fund’s outstanding shares (or fractions thereof) will automatically and without any action on the part of shareholders be converted into one (1) share (or fraction thereof). The reverse share split will decrease the Fund’s shares outstanding by a factor of five and increase the net asset value (“NAV”) per share by a proportional amount.

The following table shows the effect of a hypothetical 1-for-5 reverse share split on a shareholder’s investment (actual NAV per share, shares owned and total value may vary).

Period	# of Shares Owned	Hypothetical NAV per share	Total Value (Based on Hypothetical NAV per share)
Pre-Split	100	$5.00	$500.00
Post-Split	20	$25.00	$500.00

While the number of outstanding shares will decrease, the reverse share split will not affect the Fund’s portfolio holdings, its aggregate net asset value or the total dollar value of shareholders’ investments in the Fund. In addition, the reverse share split is not a taxable event and will not affect any shareholder’s rights, preferences and privileges associated with the Fund’s shares.

Please retain this Supplement with your records for future reference.